Exhibit 10.4

CALL OPTION AGREEMENT

购 买 选 择 权 协 议

This Call Option Agreement (this “Agreement”) is dated Sep 20th 2018, and is entered into in Hangzhou, People’s Republic of China (“PRC” or “China”) by and among Hangzhou Ruiran Technology Co., Ltd (“Party A”) and [●] (“Domestic Enterprise” or “Party B”), and the shareholders holding 100% of equity interests of Party B (the “Shareholders of Party B” or “Party C”). Party A, Party B, and Party C are each referred to in this Agreement as a “Party” and collectively as the “Parties”. Each shareholder is referred to in this Agreement as an executor and collectively as “Shareholders of Party B”.

本《购买选择权协议》（“本协议”）于2018年9月20日在中华人民共和国（“PRC”或“中国”）杭州市，由杭州瑞然科技有限公司（“甲方”）、[●]（“内资公司”或“乙方”），以及拥有乙方100%股权的股东（“乙方股东”或“丙方”）协商一致签订。甲方，乙方和丙方总称为“各方”，单独称为“一方”。每个股东分别为合同签署一方，合称乙方股东。

RECITALS

前言

1. Party A, a company incorporated in the PRC as a foreign investment enterprise, specializes in development, service, consultation and transfer of internet information technology, communication equipment, electronic products and computer hardware and software (collectively the “Business”).

甲方为根据中国法成立的外商独资企业，专业从事网络信息技术、通讯设备、电子产品、计算机软硬件的技术开发、技术服务、技术咨询、成果转让（总称为“业务”）。

2. The Domestic Enterprise is mainly engaged in development, service, consultation and transfer of internet information technology, computer hardware and software, internet communication technology, e-commerce technology, new energy technology, multimedia technology and electronic products (collectively the “Business”).

内资公司主要从事计算机网络技术、计算机软硬件、网络通信技术、电子商务技术、新能源技术、多媒体技术、电子产品的技术开发、技术服务、技术咨询、成果转让（总称为“业务”）。

3. Party A and the Domestic Enterprise have entered into a certain Consulting Services Agreement dated Sep 20th 2018 (the “Consulting Services Agreement”) in connection with the Business.

甲方与内资公司在2018年9月20日签订了有关业务的《咨询服务协议》（“服务协议”）。

4. The Shareholders are shareholders of Party B, and collectively holding 100% of equity interests of Party B (collectively the “Equity Interest”).

乙方股东合计持有乙方股权的100%（以下统称“股权”）。

5. Each of the Shareholders desires to sell, and the Party A desires to purchase, Equity Interests held by him/her to Party B and/or its designees by the exercise of the Option, to the extent permitted by PRC laws.

甲方及/或其指定的任何其他实体或个人通过行使购买选择权，股东有意在不违反中国法律的前提下转让其各自在公司中所持有的全部股权，甲方有意接受该等转让。

6. Domestic Enterprise desires to sell, and the Party A desires to purchase, assets owned by Domestic Enterprise (“Assets”), the amount of which could be all or parts of assets and shall be decided by the Party A at its discretion in accordance with applicable PRC laws and business factors, to Party B and/or its designees by the exercise of the Option, to the extent permitted by PRC laws.

甲方及/或其指定的任何其他实体或个人通过行使购买选择权，内资公司有意在不违反中国法律的前提下向其转让所持有的资产(“资产”，该等资产的数量可以为内资公司资产的全部或者部分，具体由甲方根据届时中国法律的规定及其自身的商业考虑而自由酌定)，甲方有意接受该等转让。

7. For the purpose of above equity or assets transfer, the Shareholders and Party B, hereby, desires to irrevocably grant to Party A an option to purchase at any time, to the extent permitted under PRC Law, all or a portion of the Equity Interest or Assets, upon the request of Party A, pursuant to which the Equity Interest or Assets shall be transferred to Party A and/or its designees according to this Agreement.

为实现上述股权或资产转让，股东和乙方同意分别向甲方独家授予不可撤销的购买选择权，根据该等购买选择权，在中国法律允许的前提下，股东或乙方应根据甲方的要求，将股权或资产按照本协议的规定转让给甲方和/或其指定的任何其他实体或个人。

NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:

签订协议各方必须遵守如下条款：

1. Purchase and Sale of Equity Interest OR ASSETS (购买和出售股权或资产)

1.1 Grant of Rights. The Shareholders and Domestic Enterprise hereby collectively and irrevocably grant to Party A or a designee of Party A (the “Designee”) an option to purchase at any time, to the extent permitted under PRC Law, all or a portion of the Equity Interest or Assets in accordance with such procedures as determined by Party A, at the price specified in Section 1.3 of this Agreement (the “Option”). No Option shall be granted to any party other than to Party A and/or a Designee. Party B hereby agrees to Party C’s grant of the Option to Party A and/or the Designee. As used herein, Designee may be an individual person, a corporation, a joint venture, a partnership, an enterprise, a trust or an unincorporated organization.

授权。各股东和内资公司在此共同并不可撤销地授予甲方或者甲方指定人员（“被指定人”）购买选择权。该购买选择权行使人可随时在中国法律允许的范围内根据甲方制订的步骤和本协议1.3条中规定的价格购买内资公司部分或全部的股权或资产（“选择权”）。除甲方和被指定人之外，该选择权不得授予第三方。乙方同意丙方将购买选择权授予甲方或甲方指定的人员。在该条款中的被指定人可以是自然人、公司、合资企业、合伙企业、企业、信托基金或者其他非公司组织。

1.2 Exercise of Rights. According with the requirements of applicable PRC laws and regulations, Party A and/or the Designee may exercise the Option at any time by issuing a written notice (the “Notice”) to one or more of the Party B’s Shareholder or the Company and specifying the amount of the Equity Interest or Assets to be purchased from Party B’s Shareholder or the Company and the manner of purchase.

权利的行使。根据可适用的中华人民共和国法律法规规定，甲方或被指定人可以随时通过向一个或一个以上乙方股东或公司发布一个书面的通知（“通知”）并且指明从乙方股东或公司所购入的股权或资产的数量和购买方式来行使该选择权。

1.3        Purchase Price.

购买价格。

1.3.1 The purchase price of the Equity Interest or Assets pursuant to an exercise of the Option by Party A or the Designee shall be the lowest price permitted under PRC Laws and Regulations. Upon the exercise of Option by Party A or its Designee to purchase the Equity Interest, when such price is higher than USD1.00 at the time hereof, the excessive part of the price shall be returned to Party A or any person designated by Party A in a manner as instructed by Party A; upon the exercise of Option by Party A or its Designee to purchase the Assets, when such price is higher than USD 1.00 at the time hereof, the excessive part of the price shall be returned to Party A or any person designated by Party A in a manner as instructed by Party A. Notwithstanding the above, all Parties agree that no Shareholders of Party B shall receive any benefits or profits through selling an Equity Interest or Assets pursuant to any exercise of the Option by Party A or the Designee.

在甲方或被指定人行使选择权时，购买股权或资产的价格应当为中国法律法规所允许的最低价。若甲方或被指定人选择行使股权购买权，当该最低价高于一（1）美元时，乙方股东应按甲方指定的方式将高出的部分返还给甲方或甲方指定的人；若甲方或被指定人选择行使资产购买权，当购买价格高于一（1）美元时，乙方应按甲方指定的方式将高出的部分返还给甲方或甲方指定的人。无论上述如何规定，本协议各方同意乙方股东不得因甲方或被指定人行使选择权而获取任何出售股权或资产的利益或利润。

1.4 Transfer of Equity Interest or Assets. Upon each exercise of the Option under this Agreement:

股权或资产的转让。在本协议范围内每次行使该选择权时：

1.4.1 Party B’s Shareholder shall hold or cause to be held a meeting of shareholders of Party B in order to adopt such resolutions as necessary in order to approve the transfer of the relevant Equity Interest or Assets (such Equity Interest hereinafter the “Purchased Interest”) to Party A and/or the Designee;

乙方股东应召开或促使召开乙方股东会议，批准转让相应股权或资产给甲方或被甲方指定人的决议（该股权或资产以下称“已购权益”）。

1.4.2 The relevant Parties shall enter into an Interest Purchase Agreement in a form reasonably acceptable to Party A, setting forth the terms and conditions for the sale and transfer of the Purchased Interest;

相关各方应在甲方可接受的合理形式下签订《权益购买协议》，约定买卖和转让已购权益的各个条款和条件；

1.4.3 The relevant Parties shall execute, without any security interest, all other requisite contracts, agreements or documents, obtain all requisite approval and consent of the government, conduct all necessary actions, transfer the valid ownership of the Purchased Interest to Party A and/or the Designee, and cause Party A and/or the Designee to be the registered owner of the Purchased Interest. As used herein, “security interest” means any mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements; however, such term shall not include any security interest created under that certain Equity Pledge Agreement dated as of _______, 2018 by and among the Parties (the “Pledge Agreement”).

相关各方必须在没有任何担保权益的情况下履行其余全部必备的合同、协议或者文件，获得所有政府批文，采取所有必要行动，向甲方或甲方指定的人员出让有效已购权益，促成甲方或被指定人成为已购权益的登记拥有者。在该条款中，“担保权益”指的是抵押、质押、第三方的权利或利益，任何购买股权的权利，收购权，优先取舍权，抵销权，所有权保留或者其他担保安排，但是，不包括任何在2018年__月____日签订的《股权质押协议》（“质押协议”）下所产生的担保权益。

1.5 Payment. Payment of the purchase price shall be determined through negotiation between Party B, Party B’s Shareholder and Party A in accordance with the applicable laws at the time of the exercise of the Option.

支付方式。支付方式必须由乙方、乙方股东和甲方根据所适用的法律在行使选择权时协商决定。

2. Representations Relating to Equity Interest (与股权相关的陈述)

2.1 Party B’s Representations. Party B hereby represents and warrants:

乙方的陈述。 乙方在此做出以下陈述和保证：

2.1.1 Without Party A’s prior written consent, Party B’s Articles of Association shall not be supplemented, changed or renewed in any way, Party B’s registered capital of shall not be increased or decreased, and the structure of Party B’s registered capital shall not be changed in any form;

未经甲方事先书面同意，不能以任何形式补充、更改或更新乙方公司章程，增加或减少乙方的注册资本或者以任何形式更改乙方注册资本的结构；

2.1.2 To maintain the corporate existence of Party B and to prudently and effectively operate the Business according with customary fiduciary standards applicable to managers with respect to corporations and their shareholders;

根据适用于公司经理对公司与股东的客户受托信义标准维持内资公司的存续，谨慎有效地开展业务；

2.1.3 Upon the execution of this Agreement, to not sell, transfer, mortgage or dispose, in any other form, any asset, legitimate or beneficial interest of business or income, or encumber or approve any encumbrance or imposition of any security interest on Party B’s assets without Party A’s prior written consent;

未经甲方事先书面同意，在签署本协议后不能以任何形式出售、转让、抵押或处理任何资产、合法的或受益的商业利益或收入，在乙方资产上设置权利负担、批准设置权利负担或设立任何担保权益；

2.1.4 To not issue or provide any guarantee or permit the existence of any debt without Party A’s prior written consent, other than (i) such debt that may arise from Party B’s ordinary course of business (excepting a loan); and (ii) such debt which has been disclosed to Party A;

未经甲方事先的书面同意，不引起任何债务或提供任何担保，除了(i) 乙方日常业务中非借贷引起的债务；和(ii) 已告知甲方的债务；

2.1.5 To operate and conduct all business operations in the ordinary course of business, without damaging the Business or the value of Party B’s assets;

正常地运作所有业务，不损害乙方业务或资产价值；

2.1.6 To not enter into any material agreements without Party A’s prior written consent, other than agreements entered into in the ordinary course of business (for purpose of this paragraph, if any agreement for an amount in excess of One Hundred Thousand Renminbi (RMB 100,000) shall be deemed a material agreement);

未经甲方事先书面同意，不签订任何重大协议，但日常业务除外（本条款中，如果协议金额超过100,000人民币，该协议被视为重大协议）；

2.1.7 To not provide loan or credit to any other party or organization without Party A’s prior written consent;

未经甲方事先书面同意，不向他人或组织提供任何贷款或信用安排；

2.1.8 To provide to Party A all relevant documents relating to the Business and its operations and finance at the request of Party A;

根据甲方要求，向甲方提供所有业务和财务相关材料；

2.1.9 To purchase and maintain general business insurance of the type and amount comparable to those held by companies in the same industry, with similar business operations and assets as Party B, from an insurance company approved by Party A;

购买并维持甲方认可的保险公司所提供的保险，保险金额和种类必须与同行业经营相同业务以及资产与乙方相当的公司所持有的保险相同；

2.1.10 To not enter into any merger, cooperation, acquisition or investment without Party A’s prior written consent;

未经甲方事先书面同意，不进行任何合并、合作、收购或投资；

2.1.11 To notify Party A of the occurrence or the potential occurrence of litigation, arbitration or administrative procedure relating to Party B’s assets, business operations and/or income;

向甲方通告已发生或可能发生的与乙方资产、业务和收入相关的诉讼、仲裁或行政程序；

2.1.12 In order to guarantee the ownership of Party B’s assets, to execute all requisite or relevant documents, take all requisite or relevant actions, and make and pursue all relevant claims;

签署所有适当必要的文件，采取所有必要的或相关的措施，提出所有适当的索赔，来保障乙方所持资产的所有权；

2.1.13 To not assign the Equity Interest in any form without Party A’s prior written notice; however, Party B shall distribute dividends to the Shareholders upon the request of Party A; and

未经甲方事先书面允许，不以任何形式派发股权；但是，乙方必须在甲方的要求下将股息分配给股东；与

2.1.14 In accordance with Party A’s request, to appoint any person designated by Party A to a director or management position for Party B.

根据甲方的要求，指派甲方指定的人员担任乙方董事或管理职位。

2.2 Representations of Party B’s Shareholder. Party B’s Shareholder hereby respectively and jointly represent and warrant:

乙方股东的陈述。乙方股东各自并且连带地在此做出如下陈述和保证：

2.2.1 Without Party A’s prior written consent, upon the execution of this Agreement, to not sell, transfer, mortgage or dispose in any other form any legitimate or beneficial interest of the Equity Interest, or to approve any security interest, except as created pursuant to the Pledge Agreement;

未经甲方事先书面同意，在签订本该协议后，不得出售、转让、抵押或以任何其他形式处置任何合法的或受益的股权利益，也不得允许担保权益。《质押协议》设定的除外；

2.2.2 Without Party A’s prior written notice, to not adopt or support or execute any shareholders resolution at any meeting of the shareholders of Party B that seeks to approve any sale, transfer, mortgage or disposal of any legitimate or beneficial interest of the Equity Interest, or to allow any attachment of security interests, except as created pursuant to the Pledge Agreement, as well as the modification or transfer of registered capital;

未经甲方事先书面通知，不得通过、支持或签署任何乙方股东会议所做出的企图批准出售、转让、抵押或处置任何合法的或受益的股权利益，或是允许附加担保权益的股东决议，并且不得变更或转让注册资本，但根据《质押协议》设定的除外；

2.2.3 Without Party A’s prior written notice, to not agree or support or execute any shareholders resolution at any meeting of the shareholders of Party B that seeks to approve Party B’s merger, cooperation, acquisition or investment;

未经甲方事先书面同意，不得同意、支持或签署在乙方股东会议做出的，企图批准乙方合并、合作、收购或投资的决议；

2.2.4 Without Party A’s prior written notice, to not strive to declare or pay profits, dividends, distributions of Domestic Enterprise;

未经甲方事先书面同意，不得促使内资公司宣布分配或实际发放任何可分配利润、分红、股利或股息；

2.2.5 To notify Party A the occurrence or the potential occurrence of any litigation, arbitration or administrative procedure relevant to the Equity Interest;

向甲方通告与股权有关的已发生或可能发生的诉讼、仲裁或行政程序；

2.2.6 To cause Party B’s Board of Directors or shareholders meeting to approve the transfer of the Purchased Interest pursuant to this Agreement;

促使乙方董事会或股东会根据本协议允许已购权益的转让；

2.2.7 In order to maintain the ownership of Equity Interest, to execute all requisite or relevant documents, conduct all requisite or relevant actions, and make all requisite or relevant claims, or make requisite or relevant defense against all claims of compensation;

签署所有必要的或相关的文件，采取所有必要的或相关的措施，提出所有必要的或相关的索赔或对他方索赔提出必要的或相关的抗辩，以保障所拥有的股权；

2.2.8 Upon the request of Party A, to appoint any person designated by Party A to be a director or management position of Party B; without prior written notice from Party A, Party B shall not appoint or remove any of its directors, supervisors or officers;

根据甲方的要求，指派甲方指定的人员担任乙方董事或管理职位；未经甲方事先书面同意，不得委任或撤换任何乙方的董事、监事或管理人员；

2.2.9 Except the agreement from Party A or otherwise provided by laws and regulations, to ensure the existence of Domestic Enterprise and to not voluntarily initiate proceeding for termination, liquidation or dissolution;

除经甲方同意和法律法规另有规定外，乙方确保内资公司有效存续，不主动提起任何终止、清算或解散的程序；

2.2.10 To prudently comply with the provisions of this Agreement and any other agreements entered into with Party A and Party B in connection therewith, and to perform all obligations under all such agreements, without taking any action or nonfeasance that may affect the validity and enforceability of such agreements; and

切实遵守本协议以及其他与甲乙方达成的相关协议，履行这些协议规定的义务，不得懈怠执行或采取任何可能影响这些协议有效性和可执行性的行为；及

2.2.11 To not strive to approve the following actions conducted by the subsidiary or branch (collectively “Branch Entities”) by the company or its management, except as required in the ordinary course of business:

除正常经营活动需要外，其不得促使公司或公司的管理层同意内资公司的子公司、分公司（统称为“子实体”)的任何下列行为：

(a)	Increase or decrease of the registered capital of Branch Entities, strive to approve or approve the division or merger of Branch Entities;

增加或者减少子实体注册资本、促使或同意子实体分立或与任何其他实体合并；

(b)	Dispose of or strive to dispose of material assets (other than in the ordinary course of business) by management of Branch Entities, or create collateral or third party interests on such assets;

处分或促使子实体的管理层处分任何子实体重大资产（在正常经营过程中发生的除外)或在该等资产上设置任何担保物权或其他第三方权利；

(c)	Terminate or strive to terminate material agreements of Branch Entities by the management of Branch Entities, or to enter any agreement in conflict with current material agreements；

终止或促使子实体的管理层终止任何子实体签订的重大协议，或签订任何与现有重大协议相冲突的任何其他协议；

(d)	Appoint or remove the director, supervisor or other officers which shall be appointed or removed by the company；

委任或撤换任何子实体的董事、监事或其他应由公司任免的管理人员；

(e)	Terminate, liquidate or dissolve Branch Entities or take any actions which may impair the existence of such Branch Entities;

终止、清算或解散子实体或采取任何损害或可能损害子实体有效存续的行为；

(f)	Amend the articles of association of Branch Entity if any;

修改子实体的章程(如有)；和

(g)	Lend or borrow the loan, or provide surety or other collateral, or assume any substantial obligations outside of ordinary course of business.

借出或借取贷款，或提供保证或做出其他形式的担保行为，或在正常经营活动之外承担任何实质性的义务。

3. Representations and Warranties. As of the execution date of this Agreement and on each transfer of Purchased Interest pursuant to an exercise of the Call Option, Party B and Party’s Shareholder hereby represent and warrant as follows:

陈述和保证。在本协议签署之日并对每次依购买选择权行权而转让的已购权益，乙方和乙方股东作如下陈述和保证：

3.1 Such Parties shall have the power and ability to enter into and deliver this Agreement and to perform their respective obligations thereunder, and at each transfer of Purchased Interest, the relevant Interest Purchase Agreement and to perform their obligations thereunder. Upon execution, this Agreement and each Interest Purchase Agreement will constitute legal, valid and binding obligations and be fully enforceable in accordance with their terms;

本方有权利和能力签订和交付本协议，履行本协议和每次转让已购权益时《权益购买协议》所规定的义务。一经签署，本协议和每个《权益购买协议》将依其相关条款构成合法、有效、有约束力和可执行的义务；

3.2 The execution and performance of this Agreement and any Interest Purchase Agreement shall not: (i) violate any relevant laws and regulations of the PRC; (ii) conflict with the Articles of Association or other organizational documents of Party B; (iii) cause to breach any agreements or instruments or having binding obligation on it, or constitute a breach under any agreements or instruments or having binding obligation on it; (iv) breach relevant authorization of any consent or approval and/or any effective conditions; or (v) cause any authorized consent or approval to be suspended, removed, or cause other added conditions;

签署和履行本协议和《权益购买协议》不会：(1) 违反任何中华人民共和国的法律、法规；(2) 与乙方公司章程或其他组织文件相冲突；(3) 致使或造成其违反相关协议或文件或产生约束义务；(4) 违反任何同意或批准的授权和/或危害其持续有效的条件；(5) 导致任何同意或批准被中止、取消，或者产生附加条件；

3.3 The Equity Interest is not transferable in whole and in part without Party A’s prior consent, and neither Party B nor Party B’s Shareholder has permitted or caused any security interest to be imposed upon the Equity Interest other than pursuant to the Pledge Agreement;

未经甲方事先同意，乙方股权不得部分或全部转让，并且乙方或乙方股东不得将担保权益加于股权上，《质押协议》项下规定的情形除外；

3.4 Party B does not have any unpaid debt, other than (i) such debt that may arise during the ordinary course of business; and (ii) debt either disclosed to Party A or incurred pursuant to Party A’s written consent;

乙方没有任何未了债务，除了（i）由正常业务产生的债务；和（ii）已告知甲方的债务或经甲方书面允诺而导致的债务；

3.5 Party B has complied with all applicable PRC laws and regulations in connection with this Agreement;

乙方已遵守所有与本协议相关的可适用的中国法律法规；

3.6 There are no pending or ongoing litigation, arbitration or administrative procedures with respect Party B, its assets or the Equity Interests, and Party B and Party B’s Shareholder have no knowledge of any pending or threatened claims to the best of their knowledge; and

不存在任何与乙方、乙方资产或股权相关的未决或正在进行的诉讼、仲裁或行政程序。就乙方和乙方股东尽力了解，没有未决或有威胁的索赔情况存在；以及

3.7 Party B’s Shareholder own the Equity Interest free and clear of encumbrances of any kind, other than the security interest pursuant to the Pledge Agreement.

乙方股东所持有的股权上没有任何权利负担，《质押协议》项下的担保权益除外。

3.8 Domestic Enterprise own the Assets free and clear of the pledge, mortgage, claim, collateral and other encumbrances from third party. According to this Agreement, Party A and/or its Designee may obtain good title of the Assets, free and clear of the pledge, mortgage, claim, collateral and other encumbrances from third party.

内资公司资产上不存在任何留置权、抵押权、索赔权和其他担保物权及第三方权利。根据本协议，甲方和/或其指定的其他实体或个人在行权后，可以获得对内资公司资产的良好的、不带有任何留置权、抵押权、索赔权和其他担保物权或第三方权利的所有权。

4. Assignment of Agreement (协议的转让)

4.1 Party B and Party B’s Shareholder shall not transfer their rights and obligations under this Agreement to any third party without Party A’s prior written consent.

未经甲方事先书面允许，乙方和乙方股东不得向第三方转让他们在本协议项下的权利和义务。

4.2 Party B and Party B’s Shareholder hereby agrees that Party A shall be able to transfer all of its rights and obligations under this Agreement to any third party, and such transfer shall only be subject to a written notice of Party A to Party B and Party B’s Shareholder without any further consent from Party B or Party B’s Shareholder.

乙方和乙方股东同意甲方可以向任何第三方转让其在本协议项下的所有权利和义务。但只有当甲方向乙方和乙方股东做出书面通知后才可转让，不需要乙方或乙方股东的进一步许可。

5. EVENT OF DEFAULT (违约)

The Parties agree and confirm that, if either Party (“Defaulting Party”) is in substantial breach of any provisions herein or fails to perform its substantial obligations hereunder, such breach or failure shall constitute a default under this Agreement, which shall entitle the non-defaulting Party (“Non-defaulting Party) to request the defaulting Party to rectify or remedy such default with a reasonable period of time. If the defaulting Party fails to rectify or remedy such default within the reasonable period of time or within 10 days of non-defaulting Party’s written notice requesting for such rectification or remedy, then the non-defaulting Party shall be entitled to the following remedial actions:

(1) if Defaulting Party is the Shareholders or Domestic Enterprise, Party A may terminate this Agreement and request the Defaulting Party to fully compensate its losses and damages;

(2) if Defaulting Party is Party A, the Non-defaulting Party may request fully compensate all its losses and damages.

各方同意并确认，如任何一方(以下称“违约方”)实质性地违反本协议项下所作的任何一项约定，或实质性地未履行或迟延履行本协议项下的任何一项义务，即构成本协议项下的违约(以下称“违约”)，其他未违约方(“守约方”)有权要求违约方在合理期限内纠正或采取补救措施。如违约方在合理期限内或在守约方书面通知违约方并提出纠正要求后十(10)天内仍未纠正或采取补救措施的，则守约方有权自行决定：

(1) 若股东或内资公司为违约方，甲方有权终止本协议并要求违约方给予全部的损害赔偿；

(2) 若甲方为违约方，守约方有权要求违约方给予损害赔偿。

6. Effective Date and Term (有效日期和期限)

6.1 This Agreement shall be effective as of the date first set forth above.

此协议有效期自首页载明之日起生效。

6.2 Domestic Enterprise and Shareholders shall not terminate this Agreement under any circumstance for any reason unless it is early terminated by Party A or by the requirements under the applicable laws.

除非甲方提前终止协议，或法律另有强制性规定，内资公司和股东在任何情况下，均不得以任何理由要求终止本协议。

6.3 This Agreement shall be terminated provided that all Equity Interest or Assets under Option is transferred to Party A and/or its Designee.

本协议在各股东持有的全部股权及乙方公司资产均根据本协议的约定依法转让至甲方和/或其指定的其他实体或个人名下后终止。

7. Applicable Laws and Dispute Resolution (适用法律和争议的解决)

7.1 Applicable Laws. The execution, validity, interpretation and performance of this Agreement and the dispute resolution under this Agreement shall be governed by the laws of PRC.

适用法律。本协议的签署、效力、解释和履行以及争议的解决均适用中华人民共和国的法律。

7.2 Dispute Resolution. The Parties shall strive to resolve any disputes arising from the interpretation or performance of this Agreement through amicable negotiations. If such dispute cannot be settled within forty-five (45) days, any Party may submit such dispute to Hangzhou Arbitration Commission (“HAC”) for arbitration. The arbitration shall abide by the current rules of HAC, and the arbitration proceedings shall be conducted in Hangzhou, China in Chinese. The determination of HAC shall be final and binding upon the Parties and enforceable in court with proper jurisdictions.

争议的解决。各方应当尽力通过友好协商解决任何对于本协议的解释和履行而产生的纠纷。如果无法在协商45日内达成一致，应提交杭州仲裁委员会并接受其当时适用的规则进行仲裁。仲裁地为杭州。仲裁程序以中文进行。任何仲裁裁决应当为终局的并且对协议各方具有约束力，能够在具有管辖权的任何法院执行。

8. Taxes and Expenses. Each Party shall, according with PRC laws, bear any and all registration taxes, costs and expenses for the transfer of equity arising from the preparation, execution and completion of this Agreement and all Interest Purchase Agreements.

税收和花费。各方应根据中国法律承担因本协议和所有《权益购买协议》的准备、签订和完成而产生的所有注册税，成本以及花费。

9. Notices. Notices or other communications required to be given by any Party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or prepaid mail or by a recognized courier service or by facsimile transmission to the relevant address of each Party as set forth below or other addresses of the Party as specified by such Party from time to time. The date when the notice is deemed to be duly served shall be determined as follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date of the air registered mail with the postage prepaid has been sent out (as is shown on the postmark), or the fourth (4th) day after the delivery by an internationally recognized courier service; and (c) a notice sent by facsimile transmission is deemed duly served upon the receipt time as shown on the transmission confirmation.

通知。任何一方发出的、与此协议相关的通知或信息都应当用中文和英文书写，并以以下方式：专人、使用挂号信件、已付邮资的信件，急件送信服务，传真发送到相关各方的地址、本页下方的地址、各方的其他地址或各方特定的其他地址。通知适时送达的日期应当遵循如下原则：（1）个人递送的通知的日期即应在送达之时；（2）用邮件递送的通知的日期在用已付邮资的空运挂号信件送出当天（以邮戳为准）后的第十天，或者用国际公认的急件送信服务机构递送日期后的第四天；（3）用传真发送的通知的，按传输确认书显示的接收时间。

Party A 甲方:	Hangzhou Ruiran Technology Co., Ltd 杭州瑞然科技有限公司
Address: Room 803, 8 / f, north tower, modern international building, no. 159 tianmu road, lingyin street, xihu district, hangzhou, zhejiang 地址：浙江省杭州市西湖区灵隐街道天目山路159号（现代国际大厦北座8层803室）
Legal Representative: WU, Haotian 法定代表人：吴昊天
Fax: 26890017-8316 传真26890017-8316
Tel: 18721304669 电话18721304669

Party B: 乙方	[●] [●]
Address: [●] 地址：[●]
Attn: [●] 联系人：[●]
Fax: [●] 传真：[●]
Tel: [●] 电话：[●]
Party C : 丙方
Entity Name: [●] 名称：[●]
Address: [●] 地址：[●]
Tel: [●] 电话：[●]
Fax: [●] 传真：[●]
Individual Name: [●] 姓名：[●]
Address: [●] 地址：[●]
Tel: [●] 电话：[●]

10. Confidentiality. The Parties acknowledge and confirm that any oral or written information exchanged by the Parties in connection with this Agreement is confidential. The Parties shall maintain the confidentiality of all such information. Without the written approval by the other Parties, any Party shall not disclose to any third party any confidential information except as follows:

保密条款。各方承认并确认任何与本协议相关的口头或书面信息都是保密的，应当确保所有此类信息的机密性。未经其他方的书面允许，任何一方不得向任何第三方提供机密信息。但下述信息除外：

(a) Such information was in the public domain at the time it was communicated;

提供时已被公众获悉的信息；

(b) Such information is required to be disclosed pursuant to the applicable laws, regulations, policies relating to the stock exchange; or

应股票交易市场相关的法律、制度、规则之要求而披露的信息；

(c) Such information is required to be disclosed to a Party’s legal counsel or financial consultant, provided however, such legal counsel and/or financial consultant shall also comply with the confidentiality as stated hereof. The disclosure of confidential information by employees or agents of the disclosing Party is deemed to be an act of the disclosing Party, and such Party shall be responsible for all breach of confidentiality arising from such disclosure. This provision shall survive even if certain clauses of this Agreement are subsequently amended, revoked, terminated or determined to be invalid or unable to implement for any reason.

应该透露给各方法律顾问或财务顾问的信息，但该法律顾问或财务顾问应当同样遵守此节提出的保密要求。任何一方的员工或者代理人披露保密信息的行为应被视为该方的行为，并且该方将承担相应的违反保密义务的责任。本协议中的任何条款基于任何原因修改、废除、终止，或被认为无效或不能执行时，本条款始终有效。

11. Further Warranties. The Parties agree to promptly execute such documents as required to perform the provisions of this Agreement, and to take such actions as may be reasonably required to perform the provisions of this Agreement.

进一步保证。各方同意为本协议条款之履行而签署必要的文件并采取合理的行动。

12. Miscellaneous (其他条款)

12.1 Amendment, Modification and Supplement. Any amendments and supplements to this Agreement shall only take effect if executed by both Parties in writing.

协议的改善、修正和补充。任何对协议的改善和补充必须由各方书面签订才能生效。

12.2 Entire Agreement. Notwithstanding Article 5 of this Agreement, the Parties acknowledge that this Agreement constitutes the entire agreement of the Parties with respect to the subject matters therein and supercede and replace all prior or contemporaneous agreements and understandings, whether oral or in writing.

协议的完整性。尽管有本协议第5款的规定，各方承认本协议构成了各方关于协议所述问题的完整协议。本协议取代任何先前和同时期所有的口头或书面的协议或谅解。

12.3 Severability. If any provision of this Agreement is deemed invalid or non-enforceable according with relevant laws, such provision shall be deemed invalid only within the applicable laws and regulations of the PRC, and the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way. The Parties shall, through reasonable negotiation, replace such invalid, illegal or non-enforceable provisions with valid provisions in order to bring similar economic effects of those invalid, illegal or non-enforceable provisions.

协议的可分性。如果根据相关法律本协议的任何规定无效或者不可执行，则该规定只有在适用的中华人民共和国法律和法规范围内无效，但是其他条款的有效性、合法性和可执行性不会受到任何影响和削弱。各方需通过合理的协商，通过使用产生相同经济效益的其他有效规定来取代这些无效、不合法或不可实施的规定。

12.4 Headings. The headings contained in this Agreement are for reference only and shall not affect the interpretation and explanation of the provisions in this Agreement.

标题。此协议所含的标题仅供参考的方便，不会影响协议中条款的阐述、解释。

12.5 Language and Copies. This Agreement shall be executed in both English and Chinese in four (4) originals. Each Party shall hold one (1) original, each of which shall have the same legal effect. In case of any discrepancies among the different languages, the Chinese version shall prevail.

语言和份数。此协议以中英文签署，一式四份，各方各执一份，具同等法律效力。当本协议中英文含义不一致时，以中文文本为准。

12.6 Successor. This Agreement shall be binding on the successors of each Party and the transferee allowed by each Party.

承继。此协议将约束各方的承继人和各方认可的受让方。

12.7 Survival. Each Party shall continue to perform its obligations notwithstanding the expiration or termination of this Agreement. Article 5, Article 7, Article 9, Article 10 and Section 12.7 hereof shall continue to be in full force and effect after the termination of this Agreement.

仍然有效。不论本协议的到期或终止事项，各方应当继续履行义务。在本协议终止后，第5、7、9、10节和12.7条款仍然有效。

12.8 Waiver. Any Party may waive the terms and conditions of this Agreement in writing with the written approval of all the Parties. Under certain circumstances, any waiver by a Party to the breach of other Parties shall not be construed as a waiver of any other breach by any other Parties under similar circumstances.

弃权。各方书面同意后，一方可以放弃协议规定的条款。某种情况下当事人一方对其他方违约的弃权，不能视作对其他方在相似情况下违约的弃权。

[SIGNATURE PAGE FOLLOWS]

[以下是签字页]

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives/authorized representative.

兹证明，本协议由各方或者各方的法定代表人/被授权人签订。

PARTY A:	Hangzhou Ruiran Technology Co., Ltd

甲方：	杭州瑞然科技有限公司

Legal/Authorized Representative: ______________________

法定代表人/或被授权人(签字)

Name: 吴昊天

姓名: WU, Haotian

Title: Executive director/general manager

职务:执行董事/总经理

PARTY B:	[●]
乙方： [●]	[●]

Legal/Authorized Representative: ______________________

法定代表人/或被授权人（签字）

Name: [●]

姓名: [●]

Title: [●]

职务: [●]

SIGNATURE PAGE FOR SHAREHOLDERS OF PARTY B

乙方股东签字页

Shareholders of [●]

[●]的股东:

Entity Shareholder

法人股东

[●]

Legal/Authorized Representative: ______________________

法定代表人/或被授权人（签字）

Name: [●]

姓名: [●]

Title: [●]

职务: [●]

Individual Shareholder

个人股东

____________________

Name: [●]

姓名：[●]

ID Card No.: [●]

身份证号: [●]